Comparison of change in value of $10,000 investment in Dreyfus Aggressive Growth Fund and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                                   Standard &
                Dreyfus            Poor's 500
  PERIOD       Aggressive        Composite Stock
              Growth Fund         Price Index *

 9/29/95        10,000               10,000
 8/31/96        18,168               11,391
 8/31/97        16,056               16,018
 8/31/98         6,848               17,319
 8/31/99         8,672               24,213
 8/31/00        12,632               28,162
 8/31/01         6,968               21,296
 8/31/02         5,520               17,467





* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Emerging Leaders Fund and the Russell 2000 Index

EXHIBIT A:

  PERIOD    Dreyfus Emerging  Russell 2000
             Leaders Fund        Index *

  9/29/95       10,000           10,000
  8/31/96       14,609           10,888
  8/31/97       21,103           14,041
  8/31/98       18,820           11,317
  8/31/99       28,333           14,527
  8/31/00       37,987           18,471
  8/31/01       34,264           16,323
  8/31/02       27,146           13,803







* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus International Value Fund and the Morgan Stanley Capital International
Europe, Australasia, Far East Index

EXHIBIT A:

                              Morgan Stanley
   PERIOD       Dreyfus     Capital International
             International  Europe, Australasia,
              Value Fund     Far East Index *

   9/29/95      10,000            10,000
   8/31/96      10,643            10,580
   8/31/97      12,317            11,537
   8/31/98      12,240            11,521
   8/31/99      15,690            14,479
   8/31/00      16,237            15,862
   8/31/01      14,902            11,999
   8/31/02      13,763            10,206




* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Midcap Value Fund and the Russell Midcap Value Index

EXHIBIT A:

  PERIOD    Dreyfus Midcap  Russell Midcap
             Value Fund      Value Index *

 9/29/95       10,000           10,000
 8/31/96       12,688           11,165
 8/31/97       19,724           15,285
 8/31/98       14,335           14,770
 8/31/99       22,321           18,000
 8/31/00       30,713           19,127
 8/31/01       32,869           21,340
 8/31/02       23,401           20,299







* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Mid Cap Value Plus Fund and the Russell Midcap Value Index

EXHIBIT A:

                 Dreyfus
                 Mid Cap
    PERIOD     Value Plus   Russell Midcap
                  Fund       Value Index *

   6/29/01       10,000         10,000
   8/31/01       9,416          9,778
   11/30/01      9,464          9,515
   2/28/02       9,110          10,172
   5/31/02       9,054          10,669
   8/31/02       7,156          9,301







* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Large Company Value Fund and the Russell 1000 Value Index

EXHIBIT A:

               Dreyfus       Russell
  PERIOD    Large Company   1000 Value
             Value Fund      Index *

 12/29/93      10,000        10,000
  8/31/94      10,464        10,299
  8/31/95      12,375        12,274
  8/31/96      16,047        14,427
  8/31/97      21,896        20,132
  8/31/98      19,452        20,915
  8/31/99      24,741        27,206
  8/31/00      27,208        28,335
  8/31/01      25,315        28,018
  8/31/02      21,900        24,339




* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Small Company Value Fund and the Russell 2000 Value Index

EXHIBIT A:

                Dreyfus        Russell
   PERIOD    Small Company   2000 Value
               Value Fund      Index *

  12/29/93      10,000         10,000
  8/31/94        9,984         10,254
  8/31/95       12,182         11,853
  8/31/96       15,669         13,289
  8/31/97       22,916         18,261
  8/31/98       16,651         16,077
  8/31/99       23,547         18,340
  8/31/00       28,639         20,853
  8/31/01       31,816         24,615
  8/31/02       20,473         23,235




* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Technology Growth Fund Class A shares with the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

             Dreyfus Premier                       Standard &
   PERIOD      Technology     Morgan Stanley       Poor's 500
               Growth Fund    High Technology   Composite Stock
            (Class A shares)     35 Index *      Price Index **

  10/13/97       9,427            10,000            10,000
  8/31/98        9,133            9,254             10,251
  8/31/99        24,405           23,090            14,332
  8/31/00        51,425           43,252            16,669
  8/31/01        17,200           18,594            12,605
  8/31/02        11,342           11,407            10,338






*  Source: Bloomberg L.P.
** Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Future Leaders Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Index

EXHIBIT A:

             Dreyfus     Dreyfus     Dreyfus     Dreyfus     Dreyfus
             Premier     Premier     Premier     Premier     Premier
              Future      Future      Future      Future      Future
             Leaders     Leaders     Leaders     Leaders     Leaders
               Fund        Fund        Fund        Fund        Fund     Russell
  PERIOD     (Class A    (Class B    (Class C    (Class R    (Class T     2000
             shares)     shares)     shares)     shares)     shares)    Index *

  6/30/00     9,427      10,000      10,000      10,000       9,549     10,000
  8/31/00    10,799      11,440      11,440      11,456      10,940     10,417
  8/31/01    11,048      11,616      11,624      11,752      11,176      9,206
  8/31/02     9,389       9,506       9,808      10,024       9,465      7,784





* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Value Fund Class A shares and the Russell 1000 Value Index

EXHIBIT A:

             Dreyfus Premier
 PERIOD   Strategic Value Fund    Russell 1000
             (Class A shares)     Value Index *

9/29/95           9,427              10,000
8/31/96          15,177              11,344
8/31/97          21,789              15,829
8/31/98          18,081              16,445
8/31/99          22,675              21,392
8/31/00          29,677              22,280
8/31/01          27,487              22,030
8/31/02          21,646              19,137






* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Mid Cap Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares with the Standard & Poor's MidCap 400 Index and the Russell Midcap Index



EXHIBIT A:

                   Dreyfus          Dreyfus         Dreyfus       Dreyfus       Dreyfus
                   Premier          Premier         Premier       Premier       Premier
                  Structured       Structured      Structured    Structured    Structured
                   Mid Cap          Mid Cap         Mid Cap       Mid Cap       Mid Cap       Standard &
    PERIOD           Fund             Fund            Fund          Fund          Fund         Poor's        Russell
                  (Class A         (Class B        (Class C      (Class R      (Class T       MidCap 400     Midcap
                   shares)          shares)         shares)       shares)       shares)        Index *       Index *

    6/29/01         9,427           10,000          10,000        10,000         9,549         10,000        10,000
    8/31/01         8,891            9,416           9,416         9,432         8,999          9,529        9,340
   11/30/01         8,590            9,080           9,080         9,120         8,686          9,361        9,254
    2/28/02         9,095            9,600           9,600         9,664         9,198          9,806        9,467
    5/31/02         9,714           10,238          10,233        10,332         9,821         10,282        9,729
    8/31/02         8,227            8,304           8,644         8,744         8,309          8,649        8,236

* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Growth Fund Class A shares, Class B shares,
Class C shares, Class R shares and Class T shares and the Russell 1000 Growth Index


EXHIBIT A:

              Dreyfus     Dreyfus     Dreyfus     Dreyfus     Dreyfus
              Premier     Premier     Premier     Premier     Premier
               Growth      Growth      Growth      Growth      Growth     Russell
   PERIOD       Fund        Fund        Fund        Fund        Fund       1000
             (Class A    (Class B    (Class C    (Class R    (Class T      Growth
              shares)     shares)     shares)     shares)     shares)     Index *

  12/31/01     9,427      10,000      10,000      10,000       9,549      10,000
  2/28/02      8,544       9,048       9,048       9,064       8,648       9,416
  5/31/02      7,941       8,400       8,400       8,432       8,037       8,731
  8/31/02      6,757       6,843       7,057       7,176       6,830       7,509




* Source: Lipper Inc.